Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
J.P. Morgan Securities LLC
Santander Investment Securities Inc.
SG Americas Securities, LLC
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Receivables Trust 2020-1 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “043020_MBART2020-1_Final_ Data Tape_AUP.xls” provided by the Company on May 4, 2020, containing certain information related to 35,214 motor vehicle installment sales contracts and installment loans secured by new and pre-owned Mercedes-Benz and smart automobiles (the “Receivables”) as of April 30, 2020 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Mercedes-Benz Auto Receivables Trust 2020-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Retail Installment Sales Contract” means the original, photocopy, or facsimile of the legal document or documents, provided by the Company.

•	The term “ALFA” means the Company’s contract management system.

•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its automobile receivables.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

•
The term “Title Document” means a scanned image of the Certificate of Title, Application for Certificate of Title, Electronic Title Notification, Copy of Application, Positive Inquiry, Lien Statement, Notice of Security Interest Filing, Lien Perfection Card, Notice of Lien, or Lien Filing Acceptance.

•
The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Retail Installment Sales Contract, Odometer Disclosure Statement, Title Document, Modification Letter, Vehicle, Incentive, Pricing and Subsidy System (the “VIPS2.0”), Vehicle Invoice, eValidate, and screenshots contained within ALFA and/or ACE. The Receivable File, maintained and furnished to us by the Company, was represented by the Company to be either the original Receivable File, a copy of the original Receivable File, and/or electronic records contained within ALFA and/or ACE. We make no representation regarding the validity or accuracy of these documents or the execution of the Retail Installment Sales Contract by the obligor.

I.	The Sample Receivables

We randomly selected a sample of 100 Receivables from the Data File, as instructed by the Company (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables that we were instructed to randomly select from the Data File.

II.	The Data File

A.
For each Sample Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attributes	Receivable File/Instructions

1. Customer Account Number	ALFA

2. Origination Date	Retail Installment Sales Contract

3. Original Principal Balance	Retail Installment Sales Contract

4. Interest Rate	Retail Installment Sales Contract

5. Monthly Payment Amount	Retail Installment Sales Contract, ALFA

6. Original Maturity Date	ALFA and instructions provided by the Company described below

7. Current Maturity Date	ALFA and instructions provided by the Company described below

8. Number of Scheduled Payments	Retail Installment Sales Contract and instructions provided by the Company described below

9. Vehicle Age Classification (Model Year)	Retail Installment Sales Contract

10. Obligor State	ALFA

Attributes	Receivable File/Instructions

11. Vehicle Identification Number (“VIN”)	Retail Installment Sales Contract, Odometer Disclosure Statement

12. Next Payment Due Date	ALFA and instructions provided by the Company described below

13. Current Principal Balance	ALFA

14. FICO Score	ACE and instructions provided by the Company described below

15. New/Used	Retail Installment Sales Contract, eValidate,

16. Loan Type (Simple Interest)	Retail Installment Sales Contract

17. Sold Code Indicator	ALFA and instructions provided by the Company described below

18. Recovery Indicator	ALFA and instructions provided by the Company described below

19. Vehicle Manufacturer	Retail Installment Sales Contract and instructions provided by the Company described below

20. Vehicle Model	Retail Installment Sales Contract and instructions provided by the Company described below

21. Original First Payment Date	Retail Installment Sales Contract, Modification Letter, ALFA, and instructions provided by the Company described below

22. Payment Type	Retail Installment Sales Contract, ALFA

23. Vehicle Value	ALFA, ACE, or Vehicle Invoice

24. Co-obligor Present Indicator	ACE

25. Subvented	ALFA

26. Interest Paid through Date	ALFA and instructions provided by the Company described below

27. Payment to Income Ratio	ACE, Retail Installment Sales Contract, and instructions provided by the Company described below

28. Current Delinquency Status	ALFA

i.
For purposes of comparing Original Maturity Date and Current Maturity Date, in the event the Original Maturity Date and Current Maturity Date in the “PCD_ORIG_MAT_DATE” and “PCD_CURR_MAT_ DATE” fields in the Data File displayed a maturity date that was earlier than the maturity date indicated in ALFA, we were informed by the Company that this was because of an extension request made by the obligor after April 30, 2020. For Sample Receivable #19, the Company provided a screenshot of the obligor’s event history from ALFA to evidence such extension request. This was not considered an exception.

ii.
For purposes of comparing Number of Scheduled Payments, in the event the Number of Scheduled Payments in the “PCD_NBR_SCHED_PMTS” field in the Data File did not agree to the Number of Scheduled Payments listed in the respective Retail Installment Sales Contract, we were instructed by the Company to subtract the number of payments waived as stated in ALFA from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract. In the event the payment waivers indicated in ALFA included one payment waiver for the first month and one partial payment waiver for the second month, we were instructed by the Company to only subtract one payment from the Number of Scheduled Payments displayed on the Retail Installment Sales Contract.

iii.
For purposes of comparing Next Payment Due Date, in the event the Next Payment Due Date in the “PCD_ACT_NEXT_SCHED_PMT_DATE” field in the Data File displayed a payment due date that is greater than the payment due date indicated in ALFA, we were informed by the Company that this was because of a prepayment made by the obligor. For such situation, we were provided by the Company with a screenshot of obligor’s payment history from ALFA to evidence such prepayment. In the event the Next Payment Due Date in the “PCD_ACT_NEXT_SCHED_PMT_DATE” field in the Data File displayed a payment due date that was earlier than the payment due date indicated in ALFA, we were informed by the Company that this was due to payments made by the obligor after April 30, 2020. For Sample Receivable #19, the Next Payment Due Date in the “PCD_ACT_NEXT_SCHED_ PMT_DATE” field in the Data File displayed a payment due date that was earlier than the payment due date indicated in ALFA, but there was no payment made after April 30, 2020. We were informed by the Company that the Next Payment Due Date in April 2020 was reset to a due date in May 2020 due to the obligor’s request for an extension. This was not considered an exception.

iv.
For purposes of comparing FICO Score, we were instructed by the Company to compare the FICO Score in the “PCD_FICO_SCORE” field in the Data File to the higher FICO Score between the primary buyer and co-buyer in ACE if the corresponding Retail Installment Sales Contract listed a co-buyer and the “PCD_FICO_BUREAU” field in the Data File contained a code “RSK.” If the corresponding Retail Installment Sales Contract listed a co-buyer but the “PCD_FICO_BUREAU” field in the Data File contained a code other than “RSK,” we were instructed by the Company to compare the primary buyer’s FICO Score per ACE to the FICO Score in the “PCD_FICO_SCORE” field in the Data File. If the Retail Installment Sales Contract had a co-buyer listed and the primary buyer’s FICO Score in ACE was “NA,” we were instructed by the Company to utilize the FICO Score of the co-buyer on the Retail Installment Sales Contract to compare FICO Score in the “PCD_FICO_SCORE” field in the Data File.

v.
For purpose of comparing Sold Code Indicator, we were instructed by the Company to consider the Sample Receivable to be in agreement if the “Securitization Pool Number” field in the “Miscellaneous” screen in ALFA was not populated (i.e., blank).

vi.	For purposes of comparing Recovery Indicator, we were instructed by the Company to consider the Sample Receivable to be “Live” if the term “Live Schedule” was next to the account number in ALFA. .

vii.
For purposes of comparing Vehicle Manufacturer, we were instructed by the Company to observe that the Vehicle Manufacturer appeared in the Retail Installment Sales Contract. The Company instructed us to consider variations due to spelling, abbreviation, or truncation of the full Vehicle Manufacturer to be acceptable, to the extent such variation refers to “Mercedes-Benz.”

viii.
For purposes of comparing Vehicle Model, in the event the Vehicle Model in the “PCD_MODEL” field stated in the Data File did not agree with the Vehicle Model in the Retail Installment Sales Contract, we were instructed by the Company to compare the vehicle model listed in the VIPS2.0 to the Vehicle Model listed in the “PCD_MODEL” field in the Data File.

ix.
For purposes of comparing Original First Payment Date, in the event the Original First Payment Date in the“PCD_SCHED_FIRST_PMT_DATE” field stated in the Data File did not agree to the Original First Payment Date listed in the respective Retail Installment Sales Contract, Modification Letter, or ALFA, we were instructed by the Company to add the number of months waived as stated in ALFA to the Original First Payment Date in the Retail Installment Sales Contract or Modification Letter.

x.
For purposes of comparing Interest Paid through Date, in the event the Interest Paid Through Date in the “PCD_INT_PAID_THRU_DTE” field stated in the Data File did not agree with the Interest Paid through Date listed in the ALFA, we were instructed by the Company to compare the date of the last payment before April 30, 2020 in ALFA to the date in “PCD_INT_PAID_THRU_ DTE” field in the Data File.

xi.
For purposes of comparing Payment to Income Ratio, we were instructed by the Company to perform a recalculation using the “Monthly Payment Amount” in the Retail Installment Sales Contract divided by the “Monthly Obligor Income” in ACE. In the event the “Co-obligor Present Indicator,” in ACE, was denoted with a “1,” we were instructed by the Company that the monthly income amount in ACE is the sum of “Monthly Obligor Income” and “Monthly Co-obligor Income” in ACE.

The information regarding the Sample Receivables in the Data File was found to be in agreement with the respective information appearing in the Receivable Files.

B.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

•
Attribute # 29 – Credit Application. We were instructed by the Company to consider the presence of an “Application ID” field within ACE as confirmation that a Credit Application was received by the Company.

•	Attribute #30 – Title Document

•
Attribute #31 – Legal Owner or Lien Holder. We were instructed by the Company to observe that the Company’s name appeared in the Title Document as the Legal Owner or Lien Holder. For purposes of comparing Legal Owner or Lien Holder Name, the Company instructed us to consider variations due to spelling, abbreviation or truncation of the full legal name to be acceptable, to the extent such variation refers to “Mercedes-Benz.”

•	Attribute #32 – Truth-in-Lending Disclosure Statement (within the Retail Installment Sale Contract)

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data File, the Receivable Files, and recomputation methodologies and instructions provided by the Company, without verification or evaluation of such information, methodologies, or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
June 1, 2020

Exhibit A

The Sample Receivables

Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*
1	7942	35	33080	69	25552
2	9230	36	10967	70	12960
3	7726	37	31967	71	3086
4	11091	38	32824	72	23124
5	32479	39	24333	73	1202
6	479	40	20173	74	23470
7	16349	41	27221	75	16709
8	29081	42	6604	76	21368
9	155	43	31227	77	19409
10	22337	44	8062	78	19853
11	11851	45	12625	79	20365
12	28051	46	19189	80	22454
13	18914	47	2846	81	22519
14	13310	48	642	82	23360
15	4792	49	13569	83	29186
16	28118	50	8090	84	2581
17	25119	51	16045	85	24945
18	18673	52	31763	86	15747
19	5616	53	9146	87	32026
20	26344	54	18605	88	5611
21	18230	55	23364	89	23342
22	34229	56	8434	90	34083
23	29303	57	27623	91	9675
24	25348	58	24578	92	1427
25	11435	59	11520	93	8029
26	31353	60	28968	94	1234
27	27762	61	2742	95	31362
28	9535	62	27295	96	6222
29	29582	63	21898	97	26532
30	2003	64	30504	98	3979
31	32101	65	4521	99	16720
32	20858	66	26169	100	4117
33	2412	67	15509
34	9508	68	1087

(*)	The Company has assigned a unique Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.